We acknowledge the lateness of this filing. For your records, the Form N-CEN requires a substantial amount of additional information as opposed to Form N-SAR. The contracts in the Separate Account were sunset decades ago. Additionally, this Separate Account predated the existence of Form N-4. Obtaining the required information for the N-CEN took a significant amount of time and required locating and reviewing files that are approximately fifteen years old. Some information had to be obtained by working with the SEC to convert the filing to a Form N-4 and to obtain series/class identifiers, as well as a #33 Act number for the Separate Account. Now that this information has been obtained, we do not expect these issues to impact the timeliness of future Form N-CEN filings.